UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 16, 2009

Vantage Drilling Company
(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

(Explanatory Note: This amendment is being filed to correct a typographical error in the original filing correcting the date the press release was issued from March 2 to April 16. Except for that change, there were no other changes.)

On April 16, 2009, Vantage Drilling Company issued a press release announcing that it intends to commence a private offering to eligible purchasers, subject to market and other conditions, of its ordinary shares.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

 (d)          Exhibits.

Exhibit Number	Description of Exhibit
* 99.1	Vantage Drilling Company Press Release dated April 16, 2009.

* Previously filed.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  April 17, 2009

VANTAGE DRILLING COMPANY

/s/Chris E. Celano
Chris E. Celano,
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
* 99.1	Vantage Drilling Company Press Release dated April 16, 2009.

* Previously filed.

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